SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

					CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	December 28, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing
	Agreement, dated as of March 1, 1998, providing
	for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC1)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


Delaware          	  333-44593  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On December 28, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated December 28, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated December 28, 1998.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC1



Distribution Date:             12/28/98


                Beginning                                   Ending
                Certificate  Principal  Interest   Realized Certificate
ClassCusip      Balance*     DistributioDistributioLosses   Balance
A    79548KYN2  206247323.80 4647742.20  998679.45     0.00 201599581.60
M-1  79548KYP7   29250000.00       0.00  147263.37     0.00  29250000.00
M-2  79548KYQ5   37375000.00       0.00  195021.94     0.00  37375000.00
M-3  79548KYR3   12187000.00       0.00   70294.35     0.00  12187000.00
CE   NA           6500700.00       0.00  841795.90     0.00   6500700.00
R-III79548KYU6          0.00       0.00       0.00     0.00         0.00
Total           291560023.80 4647742.20 2253055.01     0.00 286912281.60


           AMOUNTS PER $1,000 UNIT                 PASS THROUGH RATES

                                        Ending              Current
                                        CertificateRealized Pass-Through
ClassPrincipal Interest Total Balance Losses Interest Rate A 19.390881 4.1665983 23.557480 841.09518 0.00000 5.282340%
M-1    0.000000    5.0346451   5.034645 1000.00000  0.00000     5.492340%
M-2    0.000000    5.2179783   5.217978 1000.00000  0.00000     5.692340%
M-3    0.000000    5.7679782   5.767978 1000.00000  0.00000     6.292340%
CE     0.000000   129.493116 129.493116 1000.00000  0.00000     3.202896%
R-III  0.000000    0.0000000     0.00000    0.00000  0.00000    5.282340%


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION              121483.34
TRUSTEE FEES                                2429.67

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances                     671190.83
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:    28-Dec-98
                Stated Principal Balance of Mortgage Loans   284683936.93
                Stated Principal Balance of REO Properties     2228345.09

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
     Number of Loans (Beginning)                                     2514
     Aggregate Principal Balance as of the Due Date          291560024.22
     Number of Loans (Ending)                                        2472
     Aggregate Principal Balance as of the Due Date          286912282.02
     Weighted Average Remaining Term to Maturity                     349
     Beginning Weighted Average Mortgage Rate                  9.5213434%
     Number of Subsequent Loans                                        0
     Balance of Subsequent Loans                                    0.00

                                        Unpaid              Stated
Section 4.02 (vii.)                     Principal           Principal
DELINQUENCY INFORMATION                 Balance    Number   Balance
30-59 days delinquent                   8009294.78        66  7996371.90
60-89 days delinquent                   1611143.02        14  1608103.37
90 or more days delinquent              3078269.59        28  3067652.73
Foreclosure proceedings have commenced 12868549.40 112 12830232.02 *Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION  Loans that became REO properties in the
                 preceding calendar month:
                Unpaid       Stated                Unpaid   Stated
                Principal    Principal             PrincipalPrincipal
     Loan NumberBalance      Balance    Loan NumberBalance  Balance
           49514   319110.21  318026.11      72871 119811.90   119363.93
           66776    59223.48   59051.29      75252 221143.95   220177.54
           66884    94357.16   93955.35      88089 43479.91     43324.72
           72870   119811.90  119363.93      88097 44979.22     44818.68

Section 4.02 (ix.)           Total Book Value of REO Propert  2222772.39
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
                Aggregate Amount of Principal Prepayments
                                        Curtailments            40320.88
                                        Payments in Full      4439919.26

                Prepayment Charges                             63,598.76
                REO Principal Amortization                      1,107.77

Section 4.02 (xi.)           Realized Losses that were incurred during the
REALIZED LOSSES              related Prepayment Period:

                             Total Realized Losses     0.00
                             Which Include:
                             Extraordinary Losses      0.00
                             Fraud Losses              0.00
                             Special Hazard Losses     0.00
                             Bankruptcy Losses         0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                    0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                      Certificate
                                        Factor
                             Class A      0.841095
                             Class M-1    1.000000
                             Class M-2    1.000000
                             Class M-3    1.000000
                             Class CE     0.882808

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                             Interest  Reduction from the Allocation of:
                Interest     Carry     Prepayment          Relief Act
                Distribution Forward   Interest   Realized Interest
                Amount       Amount     Shortfalls Losses   Shortfalls
     A             998679.45       0.00       0.00     0.00         0.00
     M-1           147263.37       0.00       0.00     0.00         0.00
     M-2           195021.94       0.00       0.00     0.00         0.00
     M-3            70294.35       0.00       0.00     0.00         0.00
     CE            841795.90          NA      0.00     0.00         0.00
     TOTAL        2253055.01       0.00       0.00     0.00         0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:         0.00


Section 4.02 (xvii.)
                             Relief Act Interest Shortfall          0.00

Section 4.02 (xviii.)        Fraud Loss Amount                9750000.00
                             Bankruptcy Amount                 100000.00
                             Special Hazard Amount            4417585.68

Section 4.02 (xix.)
                Required Overcollateralized Amount            6500700.00
                Credit Enhancement Percentage                   29.73477%

Section 4.02 (xx.)
                Overcollateralization Increase Amount               0.00

Section 4.02 (xxi.)
                Overcollateralization Reduction Amount              0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                             A             5.28234% 5.86438%
                             M-1           5.49234% 6.07438%
                             M-2           5.69234% 6.27438%
                             M-3           6.29234% 6.87438%
                             CE            3.20290%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account           0.00
Amount on Deposit in the Interest Coverage Account     0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                     0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                   778197.14

                Delinquency Percentage                           6.87818%

                Stepdown Date Occurrence           NO
                Trigger Event Occurrence           NO








	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	SALOMON BROTHERS MORTGAGE
	SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	December 31, 1998